EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

1	2103393 Ontario, Inc., a 100%-owned foreign subsidiary, incorporated in Canada
2	3321434 Nova Scotia Limited (fka as 1190138 Ontario Limited)., a 100%-owned foreign subsidiary, incorporated in Canada
3	3321435 Nova Scotia Limited (fka 1191268 Ontario Limited)., a 100%-owned foreign subsidiary, incorporated in Canada
4	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
5	APEI Unlimited IOM, a 100%-owned foreign subsidiary, incorporated in Isle of Man
6	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany
7	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
8	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
9	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
10	Cascades Sonoco Inc. (fka Cascades Conversion Inc), a 50%-owned foreign subsidiary, incorporated in Canada
11	Clear Lam Flexible Films (Nanjing) Co., Ltd., a 100%-owned foreign subsidiary, incorporated in China
12	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois
13	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
14	Conitex Sonoco (BVI), Ltd., a 100%-owned foreign subsidiary, incorprated in British Virgin Islands
15	Conitex Sonoco (Mexico), S. de R.L. de C.V., a 100% owned foreign subsidiary, incorporated in Mexico
16	Conitex Sonoco Hellas S.A., a 100% owned foreign subsidiary, incorporated in Greece
17	Conitex Sonoco Holding B.V., a 100% owned foreign subsidiary, incorporated in the Netherlands
18	Conitex Sonoco India Pvt. Ltd., a 100% owned foreign subsidiary, incorporated in India
19	Conitex Sonoco N.V., a 100%-owned foreign subsidiary, incorporated in Antilles
20	Conitex Sonoco Shanghai Ltd., a 100% owned foreign subsidiary, incorporated in China
21	Conitex Sonoco Suzhou Co. Ltd., a 100% owned foreign subsidiary, incorporated in China
22	Conitex Sonoco Taiwan Ltd., a 100% owned foreign subsidiary, incorporated in Taiwan
23	Conitex Sonoco UK Limited, a 100% owned foreign subsidiary, incorporated in the UK
24	Conitex Sonoco USA, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
25	Conitex Sonoco, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
26	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
27	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
28	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
29	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
30	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
31	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
32	Graffo Paranaense De Embalagens, S.A., a 66.67%-owned foreign subsidiary, incorporated in Brazil
33	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom
34	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
35	Hartsville Corrugating, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
36	Heathfield Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
37	Highland Packaging Solutions, LLC, a 100%-owned domestic subsidiary, incorporated in Florida
38	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri
39	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile
40	Italtubetti, SpA, a 100% owned foreign subsidiary, incorporated in Italy
41	Laminar Medica (CE) s.r.o., a 100%-owned foreign subsidiary, incorporated in the Czech Republic
42	Laminar Medica Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
43	Manufacturas Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
44	Nathaniel Lloyd & Company Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
45	OOO Sonoco Alcore (fka ZAO Sonoco Alcore), a 100%-owned foreign subsidiary, incorporated in Russia
46	Packaging Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
47	Papcor (Dezhou) Packaging Material Co. Ltd., a 50% owned foreign subsidiary, incorporated in China
48	Papertech Dezhou Co. Ltd., a 100% owned foreign subsidiary, incorporated in China
49	Papertech SL, a 100% owned foreign subsidiary, incorporated in Spain
50	Peninsula Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in California

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

51	PenPack, LLC, a 100%-owned domestic subsidiary, incorporated in California
52	Penpack, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
53	PT Conitex Sonoco, a 100% owned foreign subsidiary, incorporated in Indonesia
54	PT Papcor Asia Pacific, a 50% owned foreign subsidiary, incorporated in Indonesia
55	PT Papertech Indonesia, a 100% owned foreign subsidiary, incorprated in Indonesia
56	PT Sonoco Indonesia, a 98.33%-owned foreign subsidiary, incorporated in Indonesia
57	S W Inc., a 100%-owned foreign subsidiary, incorporated in Canada
58	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
59	Servicios Mexicanos Ejecutivos, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
60	SMB GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
61	Sonoco (Shanghai) Co., Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
62	Sonoco (Taicang) Packaging Co., Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
63	Sonoco (Weifang) Packaging Company, Ltd., a 98.33%-owned foreign subsidiary, incorporated in China
64	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
65	Sonoco Absorbent Technologies, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
66	Sonoco Alcore - Demolli S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy
67	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden
68	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
69	Sonoco Alcore N.V., a 100%-owned foreign subsidiary, incorporated in Belgium
70	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
71	Sonoco Ambalaj Sanayi Ve Ticaret Limited Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey
72	Sonoco Asia Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
73	Sonoco Asia Management Company, L.L.C., a 95.91%-owned domestic subsidiary, incorporated in Delaware
74	Sonoco Asia, L.L.C., a 98.33%-owned domestic subsidiary, incorporated in Delaware
75	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia
76	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
77	Sonoco Bonmati, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
78	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
79	Sonoco Caprex Karton- und Papierverarbeitungs AG, a 100%-owned foreign subsidiary, incorporated in Switzerland
80	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
81	Sonoco Comercial, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
82	Sonoco Consumer Products Dordrecht B.V. (fka Dorpak B.V.), a 100%-owned foreign subsidiary, incorporated in Netherlands
83	Sonoco Consumer Products Europe GmbH (fka Weidenhammer Packaging Group GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
84	Sonoco Consumer Products Hellas S.A. (fka Weidenhammer Hellas S.A.), a 100%-owned foreign subsidiary, incorporated in Greece
85	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
86	Sonoco Consumer Products Mechelen BVBA (fka Weidenhammer Belgium BVBA), a 100%-owned foreign subsidiary, incorporated in Belgium
87	Sonoco Consumer Products Montanay SAS (fka Neuvibox SAS), a 100%-owned foreign subsidiary, incorporated in France
88	Sonoco Consumer Products Poland Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
89	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France
90	Sonoco Consumer Products South Africa (PTY) Ltd., a 100%-owned foreign subisidiary, incorporated in South Africa
91	Sonoco Consumer Products Zwenkau GmbH (fka fka Weidenhammer Plastice Packaging GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
92	Sonoco Contract Services S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
93	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
94	Sonoco D & P, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
95	Sonoco D and P York, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
96	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia
97	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
98	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
99	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
100	Sonoco Display and Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
101	Sonoco do Brasil Participacoes Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

102	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
103	Sonoco Elk Grove, Inc., a 100%-owned domestic subsidiary, incorporated in Illinois
104	Sonoco Embalagens Ltda. (fka Sonoco Embalagens S.A.), a 100%-owned foreign subsidiary, incorporated in Brazil
105	Sonoco Europe Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
106	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
107	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
108	Sonoco Graphics India Private Limited, a 51.02%-owned foreign subsidiary, incorporated in India
109	Sonoco Hickory, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
110	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom
111	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
112	Sonoco Hongwen Paper Co Ltd, a 78.86%-owned foreign subsidiary, incorporated in China
113	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas
114	Sonoco Iberia, S.L.U., a 100%-owned foreign subsidiary, incorporated in Spain
115	Sonoco International BVI, a 100%-owned foreign subsidiary, incorporated in the British Virgin Islands
116	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
117	Sonoco International, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
118	Sonoco IPD France SAS, a 100%-owned foreign subsidiary, incorporated in France
119	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany
120	Sonoco Kaiping Packaging Co. Ltd., a 98.33%-owned foreign subsidiary, incorporated in China
121	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
122	Sonoco Luxembourg Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
123	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
124	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
125	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
126	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
127	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand
128	Sonoco of Puerto Rico,Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
129	Sonoco Operadora S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
130	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
131	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
132	Sonoco Paper Mill & IPD Hellas SA, a 100%-owned foreign subsidiary, incorporated in Greece
133	Sonoco Paperboard Group, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
134	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
135	Sonoco Phoenix, LLC, a 100%-owned domestic subsidiary, incorporated in Ohio
136	Sonoco Pina, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
137	Sonoco Plastics B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
138	Sonoco Plastics Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada
139	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
140	Sonoco Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
141	Sonoco Poland - Packaging Services Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
142	Sonoco Poland Holdings B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
143	Sonoco Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
144	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom
145	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
146	Sonoco Products Malaysia Sdn Bhd, a 98.33%-owned foreign subsidiary, incorporated in Malaysia
147	Sonoco Protective Solutions, Inc., a 100%-owned domestic subsidiary, incorporated in Pennsylvania
148	Sonoco Recycling - International Trade Group, LLC (fka Reparco USA, Inc.), a 100%-owned domestic subsidiary, incorporated in California
149	Sonoco Recycling, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
150	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
151	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France
152	Sonoco Saudi Limited Company, a 51%-owned foreign subsidiary, incorporated in Saudi Arabia

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

153	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
154	Sonoco Singapore Pte. Ltd., a 98.33%-owned foreign subsidiary, incorporated in Singapore
155	Sonoco Taiwan Ltd, a 98.33%-owned foreign subsidiary, incorporated in Taiwan
156	Sonoco Thailand Ltd, a 98.33%-owned foreign subsidiary, incorporated in Thailand
157	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
158	Sonoco Venezolana, C.A., a 90%-owned foreign subsidiary, incorporated in Venezuela
159	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
160	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
161	Sonoco Yatai Pinghu Packaging Co Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
162	Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
163	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway
164	Sonoco-Alcore Ou, a 100%-owned foreign subsidiary, incorporated in Estonia
165	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland
166	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
167	Sonoco-Alcore Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
168	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
169	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
170	SPC Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
171	SPC Management, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
172	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
173	SR Holdings of the Carolinas, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
174	Tegrant Alloyd Brands, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
175	Tegrant Corporation, a 100%-owned domestic subsidiary, incorporated in Delware
176	Tegrant de Mexico, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
177	Tegrant International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
178	Tegrant Property Holdings, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
179	ThermoSafe Brands Asia PTE, LTD., a 100%-owned foreign subsidiary, incorporated in Singapore
180	ThermoSafe Brands Europe Ltd., a 100%-owned foreign subsidiary, incorporated in Ireland
181	TPT Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
182	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
183	Trident Graphics Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
184	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
185	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin
186	Unit Reels & Drums Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
187	Weidenhammer Chile Ltda., a 65%-owned foreign subsidiary, incorporated in Chile
188	Weidenhammer France SAS, a 100%-owned foreign subsidiary, incorporated in France
189	Weidenhammer UK Ltd., 100%-owned foreign subsidiary, incorporated in the United Kingdom
190	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina